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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): March 17, 2003



                        AMERICAN COIN MERCHANDISING, INC.
               (Exact name of registrant as Specified in Charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



       0-26580                                          84-1093721
(Commission File Number)                    (IRS Employer Identification No.)



                             397 SOUTH TAYLOR AVENUE
                            LOUISVILLE, CO 80027-3027
              (Address of Principal Executive Offices and Zip Code)



                                 (303) 444-2559
              (Registrant's telephone number, including area code)


                               5660 CENTRAL AVENUE
                             BOULDER, COLORADO 80301
           (Registrant's Former Address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         American Coin Merchandising, Inc. (AMEX: ACM-A) announced that it has agreed with Folz Vending Co., Inc. and its subsidiary Folz Novelty Co., Inc. (collectively, Folz) to merge the business of Folz into a wholly-owned subsidiary of American Coin by acquiring substantially all of the assets of Folz, pursuant to an Asset Purchase Agreement dated as of March 14, 2003. Upon consummation of the transaction, Roger Folz, the founder and President of Folz, will continue his involvement with the Folz business. The current Folz management team will also continue its involvement with the Folz business. The agreement is subject to various conditions to closing.

         Attached hereto as Exhibit 99.1 is a press release announcing the transaction, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         c) EXHIBITS

99.1     Press Release of American Coin Merchandising, Inc., dated March 17,
         2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMERICAN COIN MERCHANDISING, INC.



Dated:  March 17, 2003                  By: /s/ W. John Cash
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                                            W. John Cash
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer




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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
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99.1            Press Release of American Coin Merchandising, Inc.
                Dated March 17, 2003.